                                                               EXHIBIT (A)(2)(A)

                                   BELK, INC.

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                PURSUANT TO THE
                         OFFER TO PURCHASE FOR CASH BY

                                   BELK, INC.
                             UP TO 3,000,000 SHARES
                    OF ITS CLASS A AND CLASS B COMMON STOCK
                     AT A PURCHASE PRICE OF $9.50 PER SHARE

            THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE
                      AT 5:00 P.M., E.D.T. ON MAY 21, 2003
                         UNLESS THE OFFER IS EXTENDED.

                                      To:
                                 RALPH A. PITTS
                                   BELK, INC.
                             2801 WEST TYVOLA ROAD
                      CHARLOTTE, NORTH CAROLINA 28217-4500

       PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY, INCLUDING
         THE ACCOMPANYING INSTRUCTIONS, BEFORE CHECKING ANY BOX BELOW.

--------------------------------------------------------------------------------------------------
                    DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
--------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                                                                  CLASS A
     NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                                SHARES
               (PLEASE FILL IN EXACTLY AS                                       REPRESENTED
        NAME(S) APPEARS(S) ON CERTIFICATE(S) --            CERTIFICATE               BY
   ATTACH SIGNED LIST IF ADDITIONAL SPACE IS NEEDED)       NUMBER(S)(1)        CERTIFICATE(S)
--------------------------------------------------------------------------------------------------

                                                          -----------------------------------------------------------------

                                                          -----------------------------------------------------------------

                                                          -----------------------------------------------------------------


                                                                Total Number of Shares Tendered:
-----------------------------------------------------------------


(1) Indicate in this box the order (by certificate number) in which shares are to be purchased in the event of proration. Attach additional signed list if necessary. See "Section 1. Number of
    Shares; Proration" of the Offer to Purchase and Instruction 6 of this Letter of Transmittal.
   1st: ----------------    2nd:----------------    3rd----------------    4th:
    ----------------    5th:-----------------
 (2) If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------  -------------------------------------------------
                    DESCRIPTION OF SHARES TENDERED (SEE   DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
--------------------------------------------------------  -------------------------------------------------
                                                                 NUMBER OF
                                                                  CLASS B
     NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                SHARES
               (PLEASE FILL IN EXACTLY AS                       REPRESENTED                NUMBER OF
        NAME(S) APPEARS(S) ON CERTIFICATE(S) --                      BY                     SHARES
   ATTACH SIGNED LIST IF ADDITIONAL SPACE IS NEEDED)           CERTIFICATE(S)             TENDERED(2)
--------------------------------------------------------  -------------------------------------------------

                                                          -----------------------------------------------------------------

                                                          -----------------------------------------------------------------

                                                          -----------------------------------------------------------------

                                                            Total Number of Shares
                                                                       Tendered:
--------------------------------------------------------

(1) Indicate in this box the order (by certificate numbe
    the event of proration. Attach additional signed lis
    Shares; Proration" of the Offer to Purchase and Inst
   1st: ----------------    2nd:----------------    3rd-
    ----------------    5th:-----------------
 (2) If you desire to tender fewer than all shares evide
     please indicate in this column the number of shares
     evidenced by such certificates will be deemed to ha
--------------------------------------------------------------------------------------------------

    YOU MAY USE THE BLUE ENVELOPE ENCLOSED HEREWITH TO RETURN THIS LETTER OF
                           TRANSMITTAL TO BELK, INC.

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     THIS LETTER OF TRANSMITTAL IS TO BE USED ONLY IF CERTIFICATES FOR SHARES (AS DEFINED BELOW) ARE TO BE FORWARDED WITH IT.

     Stockholders whose share certificates are not immediately available or who cannot deliver certificates and any other documents to the Company by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares using the guaranteed delivery procedure set forth in "Section 3. Procedure for Tendering Shares" of the Offer to Purchase. See Instruction 2.

               ADDITIONAL INFORMATION IF SHARES HAVE BEEN LOST OR
        ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY

[ ]   CHECK HERE IF ANY SHARE CERTIFICATES YOU ARE TENDERING WITH
      THIS LETTER OF TRANSMITTAL HAVE BEEN LOST, STOLEN, DESTROYED
      OR MUTILATED AND CONTACT RALPH A. PITTS AT BELK AT (704)
      357-1000.

      (BOX BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ]   CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT
      TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE
      COMPANY AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s):
      ------------------------------------------------------------

      Date of Execution of Notice of Guaranteed Delivery:
      ---------------------------------------------------

      Name of Institution that Guaranteed Delivery:
      ----------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

     The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. This Letter of Transmittal is to be completed by Belk, Inc. stockholders in connection with the tender of shares of Class A Common Stock, par value $.01 per share (the "Class A Shares"), and shares of Class B Common Stock par value $.01 per share, (the "Class B Shares," and together with Class A Shares, the "Shares"), pursuant to the Offer to Purchase dated April 23, 2003. Questions and requests for assistance or for additional copies of this Letter of Transmittal may be directed to Ralph A. Pitts at Belk, Inc., 2801 West Tyvola Road, Charlotte, North Carolina 28217-4500, (704) 357-1000.

To: Belk, Inc.

     The undersigned hereby tenders to Belk, Inc., a Delaware corporation (the "Company"), the above-described Shares at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase dated April 23, 2003, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

     Subject to and effective on acceptance for payment of the Shares tendered hereby in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns, and transfers to or upon the order of the Company all right, title and interest in and to all Shares tendered hereby that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Company as attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with interest), to (upon receipt of the Purchase Price, as defined below, and all accompanying evidences of transfer and authenticity):

        (a) present certificates for such Shares for cancellation and transfer on the Company's books; and

        (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that:

        (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in "Section 3. Procedure for Tendering Shares" of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) such tender of Shares complies with Rule 14e-4;

        (b) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; and

        (c) on request, the undersigned will execute and deliver any additional documents the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby.

     The names and addresses of the registered owners should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Class A Shares and Class B Shares represented by such certificates that the undersigned wishes to tender should be indicated on the appropriate lines.

     The undersigned understands that the Company will pay $9.50 per Share (the "Purchase Price") for Shares validly tendered pursuant to the Offer. The undersigned understands that the Company will buy a maximum of 3,000,000 Shares (or such lesser number of Shares as are validly tendered) pursuant to the Offer, subject to the Company's right to increase the size of the Offer as described in "Section 1. Number of Shares; Proration" of the Offer to Purchase. The undersigned understands that all Shares validly tendered will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares, including Shares not purchased because of proration.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby. The undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above. The undersigned recognizes that the Company has no obligation to transfer any certificate for Shares from the name of their registered owner.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The check for the Purchase Price for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address indicated above.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

NOTE:SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING
     INSTRUCTIONS CAREFULLY.

                                    ODD LOTS
                              (SEE INSTRUCTION 6)

     To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on April 23, 2003, and who continues to own beneficially as of the Expiration Date (as defined in the Company's Offer to Purchase), an aggregate of fewer than 100 shares of common stock of the Company.

     The undersigned either (check one box):

     [ ] was the beneficial owner, as of the close of business on April 23, 2003, of an aggregate of fewer than 100 shares of common stock of the Company, all of which are being tendered, or

     [ ] is a broker, dealer, commercial bank, trust company or other nominee which

          (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and

          (b) believes, based on representations made to it by such beneficial owners, that each such person was the beneficial owner, as of the close of business on April 23, 2003, of an aggregate of fewer than 100 shares of common stock of the Company and is tendering all such shares.

                         REGISTERED OWNER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 5)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)

--------------------------------------------------------------------------------
                            (STOCKHOLDER SIGNATURE)

--------------------------------------------------------------------------------
                            (STOCKHOLDER SIGNATURE)

Must be signed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 5.

Name and Capacity of Each Stockholder Signing Above (PLEASE PRINT)

--------------------------------------------------------------------------------
                             (PRINT NAME AND TITLE)

--------------------------------------------------------------------------------
                             (PRINT NAME AND TITLE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Tax Identification or Social Security Number(s):
                    ------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTIONS 1 AND 5 FOR A DESCRIPTION OF CIRCUMSTANCES IN WHICH SIGNATURE
                            GUARANTEES ARE REQUIRED)

Authorized Signature of Guarantor:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Dated:
------------------------------------, 2003

              INSTRUCTIONS FORMING PART OF THE TERMS OF THE OFFER

     (1) GUARANTEE OF SIGNATURES.  No signature guarantee is required if either:

          (a) this Letter of Transmittal is signed by the registered owner of the Shares exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal; or

          (b) such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch or agency in the United States (each such entity an "Eligible Institution").

     In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instructions 5(d) and 8.

     (2) DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates are delivered with it to the Company (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Company). Certificates for all physically tendered Shares, together in each case with a properly completed and duly executed Letter of Transmittal or facsimile of it, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Company at the appropriate address set forth herein and must be delivered to the Company on or before the Expiration Date (as defined in the Offer to Purchase) by mail, hand or overnight delivery.

     Stockholders whose certificates are not immediately available, or who cannot deliver Shares and all other required documents to the Company on or before the Expiration Date, may tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery and by otherwise complying with the guaranteed delivery procedure set forth in "Section 3. Procedure for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure, the certificates for all physically tendered Shares, as well as a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Company within five business days after receipt by the Company of such Notice of Guaranteed Delivery, all as provided in "Section 3. Procedure for Tendering Shares" of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand, mail, or overnight delivery to the Company and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be validly tendered pursuant to the guaranteed delivery procedure, the Company must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their tender.

     (3) INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule, signed, as applicable, by the registered owner of the Shares or by an authorized representative of an Eligible Institution pursuant to a signature guarantee attached to this Letter of Transmittal.

     (4) PARTIAL TENDERS AND UNPURCHASED SHARES. If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares which are to be tendered in the "Number of Shares Tendered" column. In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holders promptly after the Expiration Date. All Shares represented by the certificate(s) listed and delivered to the Company are deemed to have been tendered unless otherwise indicated.

     (5) SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

          (a) If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

          (b) If the Shares are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

          (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or copies thereof) as there are different registrations of certificates.

          (d) When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required. If this Letter of Transmittal is signed by a person other than the registered owner of the certificates listed, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate, and the signatures on such certificate or stock powers must be guaranteed by an Eligible Institution (as defined in Instruction 1(b) above). See Instruction 1.

          (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

     (6) ODD LOTS. As described in "Section 1. Number of Shares; Proration" of the Offer to Purchase, if the Company is to purchase less than all Shares tendered before the Expiration Date, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially, as of the close of business on April 23, 2003, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and who tenders all of his Shares. This preference will not be available unless the box captioned "Odd Lots" is completed.

     (7) IRREGULARITIES. The Company will determine all questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares in its reasonable discretion. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Shares. No tender of Shares will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Any waiver shall apply to all stockholders. Neither the Company nor any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall the Company or any other person incur any liability for failure to give any such notice.

     (8) QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Company or from your broker, dealer, commercial bank or trust company which holds your Shares.

     (9) SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Company with a correct taxpayer identification number ("TIN") on Substitute Form W-9 (the "Form W-9") which is provided under "Important Tax Information" below, and, if applicable, to indicate that the stockholder is not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the form or to check the box in Part 2 of the form may subject the tendering stockholder to 30% federal income tax withholding on the payments made to the stockholder or other payee with respect to Shares purchased pursuant to the Offer. The box in Part 3 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Company is not provided with a TIN within sixty (60) days, the Company will withhold 30% on all such payments thereafter until a TIN is provided to the Company.

     (10) WITHHOLDING ON FOREIGN STOCKHOLDERS. The Company will withhold federal income taxes equal to 30% of the gross payments payable to a foreign stockholder unless the Company determines that a reduced rate of withholding or an exemption from withholding is applicable. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or (iii) any estate or trust the income of which is subject to United States federal income taxation regardless of the source of such income. The Company will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the stockholder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. A foreign stockholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, withholding for which such stockholder may be eligible should consider doing so in order to avoid over withholding. A foreign stockholder may be eligible to obtain a refund of tax withheld if such stockholder meets one of the three tests for capital gain or loss treatment described in "Section 15. Certain Federal Income Tax Consequences" of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax was due.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED COPY OF IT (TOGETHER WITH SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE COMPANY ON OR BEFORE THE EXPIRATION DATE. STOCKHOLDERS SHOULD RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Company with such stockholder's correct TIN on Form W-9 below. If the Company is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50.00 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are considered "exempt recipients" and are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Company. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Company is required to withhold 30% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                              PURPOSE OF FORM W-9

     To prevent backup withholding on payment made to a stockholder or other payee with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Company of the stockholder's correct TIN by completing the form below, certifying that the TIN provided on Form W-9 is correct (or that such stockholder is awaiting a TIN) and that:

          (a) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends; or

          (b) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding.

     The stockholder is required to give the Company the TIN (e.g., social security number or employer identification number) of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Form W-9" for additional guidance on which number to report.

      TO BE COMPLETED BY ALL TENDERING REGISTERED HOLDERS OF COMMON STOCK

                            PAYOR'S NAME: BELK, INC.

SUBSTITUTE                                REQUEST FOR TAXPAYER                     GIVE FORM TO THE
FORM W-9                        IDENTIFICATION NUMBER AND CERTIFICATION            REQUESTER. DO NOT
DEPARTMENT OF THE                                                                  SEND TO THE IRS.
TREASURY
INTERNAL REVENUE
SERVICE

PART 1 TAXPAYER IDENTIFICATION NUMBER (TIN)

Enter your TIN in the appropriate box. For
individuals, this is your social security number             Social security number
(SSN). However, if you are a resident alien and you do
not have and are not eligible to get a SSN, your TIN
is your IRS individual taxpayer identification number.       OR
For other entities, it is your employer identification
number (EIN). If you do not have a number, see How to
Obtain a TIN on page 1 of the Guidelines.                    Employee identification number
NOTE: If the account is in more than one name, see the
chart in the Guidelines for guidance on whose number
to enter.

--------------------------------------------------------------------------------
PART 2 -- CERTIFICATION
Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND
2. I am not subject to backup withholding because: (A) I am exempt from backup withholding, or (B) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. -- You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

SIGNATURE
------------------------------------------------------                      DATE
------------------------------------------

PART 3 -- AWAITING TIN [ ]

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART 1 OR CHECKED THE BOX IN PART 3 OF THIS SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number within 60 days, the payor is required to withhold 30% of all reportable payments made to me thereafter until I provide a number.

SIGNATURE
------------------------------------------------------                      DATE
------------------------------------------

                        GUIDELINES FOR CERTIFICATION OF
             TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

    PURPOSE OF FORM. -- A person or company that is required to file an information return with the IRS must obtain your correct taxpayer identification number ("TIN") to report (1) income paid to you, (2) real estate transactions,
(3) mortgage interest you paid, (4) the acquisition or abandonment of secured property, or (5) contributions you made to an IRA.

    You use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

    Note: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form.

    HOW TO OBTAIN A TIN. -- If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

    To complete Form W-9 if you do not have a TIN, write "Applied For" in the space for the TIN in Part I (or check the box under Part 3 of Substitute Form W-9), sign and date the form, and give it to the requester. Generally, you must obtain a TIN and furnish it to the requester by the time of payment. If the requester does not receive your TIN by the time of payment, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester.

    Note: Writing "Applied For" (or checking the box under Part 3 of the Substitute Form W-9) on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future.

    As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

    WHAT IS BACKUP WITHHOLDING? -- Persons or companies making certain payments to you after 1992 are required to withhold and pay to the IRS 30% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

    If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

        1. You do not furnish your TIN to the requester, or

        2. The IRS notifies the requester that you furnished an incorrect TIN, or

        3. You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

        4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

        5. You do not certify your TIN. This applies only to reportable interest, dividend, broker, or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

    Except as explained in 5 above, other reportable payments are subject to backup withholding only if 1 or 2 above applies. Certain payees and payments are exempt from backup withholding and information reporting.

    See "Payees and Payments Exempt From Backup Withholding," below, and "Exempt Payees and Payments" under "Signing the Certification", below, if you are an exempt payee.

    Payees and Payments Exempt From Backup Withholding. The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment

Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under Sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

    (1) A corporation.

    (2) An organization exempt from tax under Section 501(a), or an IRA, or a custodial account under Section 403(b)(7).

    (3) The United States or any of its agencies or instrumentalities.

    (4) A state, the District of Columbia, a possession of the Unites States, or any of their political subdivisions or instrumentalities.

    (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities.

    (6) An international organization or any of its agencies or instrumentalities.

    (7) A foreign central bank of issue.

    (8) A dealer in securities or commodities required to register in the United States or a possession of the United States.

    (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

   (10) A real estate investment trust.

   (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

   (12) A common trust fund operated by a bank under Section 584(a).

   (13) A financial institution.

   (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

   (15) A trust exempt from tax under Section 664 or described in Section 4947.

    Payments of dividend and patronage dividends generally not subject to backup withholding include the following:

    - Payments to nonresident aliens subject to withholding under Section 1441.

    - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

    - Payments of patronage dividends not paid in money.

    - Payments made by certain foreign organizations.

    Payments of interest generally not subject to backup withholding include the following:

    - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

    - Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

    - Payments described in Section 6049(b)(5) to nonresident aliens.

    - Payments on tax-free covenant bonds under Section 1451.

    - Payments made by certain foreign organizations.

    - Mortgage interest paid by you.

    Payments that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

PENALTIES

    Failure To Furnish TIN. If you fail to furnish your correct TIN to a requester, you will be subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

    Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

    Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

    Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

    Name. If you are an individual, you must generally provide the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your Social Security card, and your new last name.

    If you are a sole proprietor, you must furnish your individual name and either your SSN or EIN. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your Social Security card and/or as it was used to apply for your EIN on Form SS-4.

SIGNING THE CERTIFICATION

    1. Interest, Dividend, Broker and Barter Exchange Accounts Opened Before 1984 and Broker Accounts Considered Active During 1983. You are required to furnish your correct TIN, but you are not required to sign the certification.

    2. Interest, Dividend, Broker, and Barter Exchange Accounts Opened After 1983 and Broker Accounts Considered Inactive During 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

    3. Real Estate Transactions. You must sign the certification. You may cross out item 2 of the certification.

    4. Other Payments. You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

    5. Mortgage Interest Paid by You, Acquisition or Abandonment of Secured Property, IRA Contributions. You are required to furnish you correct TIN, but you are not required to sign the certification.

    6. Exempt Payees and Payments. If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part 1, write "EXEMPT" in the signature block in Part 2, and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a complete Form W-8, Certificate of Foreign Status.

    7. TIN "Applied For." Follow the instructions under "How To Obtain a TIN" above, and sign and date this form.

    Signature. For a joint account, only the person whose TIN is shown in Part 1 of the Substitute Form W-9 should sign.

    Privacy Act Notice. Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

                   WHAT NAME AND NUMBER TO GIVE THE REQUESTER

------------------------------------------------------------
                                      GIVE NAME AND
                                     SOCIAL SECURITY
 FOR THIS TYPE OF ACCOUNT:             NUMBER OF--
------------------------------------------------------------
 1.  Individual              The individual
 2.  Two or more             The actual owner of the account
     individuals (joint      or, if combined funds, the
     account)                first individual on the account
                             (1).
 3.  Custodian account of a  The minor(2)
     minor (Uniform Gift to
     Minors Act)
 4.  a. The usual revocable  The grantor-trustee (1)
       savings trust
       (grantor is also
       trustee)
     b. So-called trust      The actual owner (1)
       account that is not
       a legal or valid
       trust under state
       law.
 5.  Sole proprietorship     The owner (3)
 6.  A valid trust, estate,  Legal entity (4)
     or pension trust
------------------------------------------------------------

------------------------------------------------------------
                                      GIVE NAME AND
                                 EMPLOYER IDENTIFICATION
 FOR THIS TYPE OF ACCOUNT:             NUMBER OF--
------------------------------------------------------------

 7.  Corporate               The corporation

 8.  Association, club,      The organization
     religious, charitable,
     educational, or
     another tax-exempt
     organization

 9.  Partnership             The partnership

10. A broker or registered The broker or nominee nominee

11.  Account with the        The public entity
     Department of
     Agriculture in the
     name of a public
     entity (such as a
     state or local
     government, school
     district or prison)
     that receives
     agriculture program
     payments.
------------------------------------------------------------

FOOTNOTES:

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's SSN.

(3) Show your individual name. You may also enter your business name. You may use your SSN or EIN.

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.